UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2004

LEAPFROG ENTERPRISES, INC.

(Exact name of registrant as specified in its chapter)

Delaware	1-31396	95-4652013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6401 Hollis Street, Suite 150 Emeryville, California	94608-1071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 420-5000

Not applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press release dated July 21, 2004 entitled, “LeapFrog Reports 2nd Quarter 2004 Results; Net Sales Up 19%”

Item 12. Results of Operations and Financial Conditions

On July 21, 2004, we issued a press release that announced our financial results for the second quarter ended June 30, 2004. A copy of this press release entitled, “LeapFrog Reports 2nd Quarter 2004 Results; Net Sales Up 19%” is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LeapFrog Enterprises, Inc.
(Registrant)

Date: July 21, 2004	By:	/s/ James P. Curley
James. P. Curley
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated July 21, 2004 entitled, “LeapFrog Reports 2nd Quarter 2004 Results; Net Sales Up 19%”